                                                                   EXHIBIT  10.2
                                                                  EXECUTION COPY





          ===========================================================



                 PREFERRED STOCK REGISTRATION RIGHTS AGREEMENT

                          Dated as of October 30, 1997

                                  by and among

                               SOURCE MEDIA, INC.

                                      and

                        NATWEST CAPITAL MARKETS LIMITED

                                      and

                       PRUDENTIAL SECURITIES INCORPORATED
                           as the Initial Purchasers


          ===========================================================



                        13.5% SENIOR PIK PREFERRED STOCK

                               TABLE OF CONTENTS



                                                                                                                     Page
                                                                                                                     ----
1.       Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

2.       Exchange Offer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

3.       Shelf Registration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

4.       Additional Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

5.       Registration Procedures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

6.       Registration Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

7.       Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

8.       Rules 144 and 144A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

9.       Underwritten Registrations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

10.      Miscellaneous.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         (a)     No Inconsistent Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         (b)     Adjustments Affecting Transfer Restricted Preferred Stock  . . . . . . . . . . . . . . . . . . . . .  26
         (c)     Amendments and Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         (d)     Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         (e)     Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         (f)     Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         (g)     Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         (h)     Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         (i)     Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         (j)     Preferred Stock Held by the Company or Their Affiliates  . . . . . . . . . . . . . . . . . . . . . .  29
         (k)     Third Party Beneficiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29





                                      (i)

                 PREFERRED STOCK REGISTRATION RIGHTS AGREEMENT


                 This Preferred Stock Registration Rights Agreement (the "Agreement") is dated as of October 30, 1997, by and among Source Media, Inc., a Delaware corporation (the "Company"), NatWest Capital Markets Limited and Prudential Securities Incorporated (each an "Initial Purchaser" and collectively the "Initial Purchasers").

                 This Agreement is entered into in connection with the Purchase Agreement, dated October 23, 1997, among the Company and the Initial Purchasers (the "Purchase Agreement"), which provides for the sale by the Company to the Initial Purchasers of 800 units (the "Units") consisting of 1,000 shares of 13.5% Senior PIK Preferred Stock (the "Preferred Stock") with warrants to purchase an aggregate of 447,000 shares of common stock of the Company. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchasers and their direct and indirect transferees. The execution and delivery of this Agreement is a condition to the obligation of the Initial Purchasers to purchase the Preferred Stock under the Purchase Agreement.

The parties hereby agree as follows:

1.       Definitions

                 As used in this Agreement, the following terms shall have the following meanings:

                 Additional Dividends: Has the meaning provided in Section 4(a) hereof.

                 Advice:  Has the meaning provided in the last paragraph of
Section 5 hereof.

                 Agreement: Has the meaning provided in the first introductory paragraph hereto.

                 Applicable Period: Has the meaning provided in Section 2(b) hereof.

                 Certificate of Designation: means the certificate of designation governing the Preferred Stock and the Exchange Preferred Stock.

                 Closing Date:  Has the meaning provided in the Purchase
Agreement.

                 Company: Has the meaning provided in the first introductory paragraph hereto.

                 Effectiveness Date:  The 120th day after the Issue Date.

                 Effectiveness Period: Has the meaning provided in Section 3(a) hereof.

                 Event Date:  Has the meaning provided in Section 4(b) hereof.

                 Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

                 Exchange Offer: Has the meaning provided in Section 2(a) hereof.

                 Exchange Preferred Stock: The shares of 13.5% Senior PIK Preferred Stock of the Company that are identical to the Preferred Stock in all material respects, except that the provisions regarding restrictions on transfer shall be modified, as provided in the Certificate of Designation, and the issuance thereof pursuant to the Exchange Offer shall have been registered pursuant to an effective Registration Statement in compliance with the Securities Act.

                 Exchange Registration Statement:  Has the meaning provided in
Section 2(a) hereof.

                 Filing Date:  The 45th day after the Issue Date.

                 Holder:  Any holder of Transfer Restricted Preferred Stock.

                 Indemnified Person: Has the meaning provided in Section 7(c) hereof.

                 Indemnifying Person: Has the meaning provided in Section 7(c) hereof.

                 Initial Purchasers: Has the meaning provided in the first introductory paragraph hereto.

                 Inspectors:  Has the meaning provided in Section 5(o) hereof.

                 Issue Date: The date on which the original Preferred Stock was sold to the Initial Purchasers pursuant to the Purchase Agreement.

                 NASD:  Has the meaning provided in Section 5(s) hereof.

                 Participant:  Has the meaning provided in Section 7(a) hereof.

                 Participating Broker-Dealer:  Has the meaning provided in
Section 2(b) hereof.

                 Paying Agent: ChaseMellon as Paying Agent for the Preferred Stock.

                 Persons: An individual, trustee, corporation, partnership, limited liability company, joint stock company, trust, unincorporated association, union, business association, firm or other legal entity.

                 Preferred Stock: Has the meaning provided in the second introductory paragraph hereto.

                 Private Exchange: Has the meaning provided in Section 2(b) hereof.

                 Private Exchange Preferred Stock:  Has the meaning provided in
Section 2(b) hereof.

                 Prospectus: The prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, with respect to the terms of the offering of any portion of the Transfer Restricted Preferred Stock covered by such Registration Statement including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                 Purchase Agreement: Has the meaning provided in the second introductory paragraph hereto.

                 Records:  Has the meaning provided in Section 5(o) hereof.

                 Registration Statement: Any registration statement of the Company, including, but not limited to, the Exchange Registration Statement, that covers any of the Transfer Restricted Preferred Stock pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                 Rule 144(k): Rule 144(k) promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

                 Rule 144A: Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

                 Rule 415: Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                 SEC:  The Securities and Exchange Commission.

                 Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

                 Shelf Notice: Has the meaning provided in Section 2(c) hereof.

                 Shelf Registration: Has the meaning provided in Section 3(a) hereof.

                 Shelf Registration Statement: shall mean a "shelf" registration statement of the Company and the Guarantors which covers all of the Transfer Restricted Preferred Stock on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                 TIA:  The Trust Indenture Act of 1939, as amended.

                 Transfer Restricted Preferred Stock: Each share of Preferred Stock upon original issuance of the Preferred Stock and at all times subsequent thereto, each share of Exchange Preferred Stock as to which Section 2(c)(v) hereof is applicable upon original issuance and at all times subsequent thereto and each Private Exchange Preferred Stock upon original issuance thereof and at all times subsequent thereto, until in the case of any such Preferred Stock, Exchange Preferred Stock or Private Exchange

Preferred Stock, as the case may be, the earliest to occur of (i) a Registration Statement (other than, with respect to any Exchange Preferred Stock as to which Section 2(c)(v) hereof is applicable, the Exchange Registration Statement) covering such Preferred Stock, Exchange Preferred Stock or Private Exchange Preferred Stock, as the case may be, has been declared effective by the SEC and such Preferred Stock, Exchange Preferred Stock or Private Exchange Preferred Stock, as the case may be, has been disposed of in accordance with such effective Registration Statement, (ii) such Preferred Stock, Exchange Preferred Stock or Private Exchange Preferred Stock, as the case may be, is, or may be, sold in compliance with Rule 144(k), or (iii) such Preferred Stock, Exchange Preferred Stock or Private Exchange Preferred Stock, as the case may be, ceases to be outstanding for purposes of the Certificate of Designation.

                 Underwritten registration or underwritten offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

2.       Exchange Offer

                 (a) The Company agrees to file with the SEC no later than the Filing Date an offer to exchange (the "Exchange Offer") any and all shares of Preferred Stock (other than the Private Exchange Preferred Stock, if any) for a like number of shares of Exchange Preferred Stock. The Exchange Offer shall be registered under the Securities Act on the appropriate form (the "Exchange Registration Statement") and shall comply with all applicable tender offer rules and regulations under the Exchange Act and state securities or Blue Sky Laws. The Company agrees to use its best efforts to (x) cause the Exchange Registration Statement to be declared effective under the Securities Act no later than the 120th day after the Issue Date; (y) keep the Exchange Offer open for at least 30 business days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to the Holders; and (z) consummate the Exchange Offer on or prior to the 180th day following the Issue Date. If after such Exchange Registration Statement is declared effective by the SEC, the Exchange Offer or the issuance of the Exchange Preferred Stock thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Exchange Registration Statement shall be deemed not to have become effective for purposes of this Agreement until each stop order, injunction or other order or requirement is no longer in effect. Each Holder who participates in the Exchange Offer will be required to represent that any Exchange Preferred Stock received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Preferred Stock in violation of the provisions of the Securities Act, and that such Holder in not an "affiliate" of the Company within the meaning of the Securities Act.

Upon consummation of the Exchange Offer in accordance with this Section 2, the Company shall have no further obligation to register Transfer Restricted Preferred Stock (other than Private Exchange Preferred Stock and other than in respect of any Exchange Preferred Stock as to which clause 2(c)(v) hereof applies) pursuant to Section 3 hereof. No securities other than the Exchange Preferred Stock shall be included in the Exchange Registration Statement.

                 (b) The Company shall include within the Prospectus contained in the Exchange Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the Staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Preferred Stock received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"), whether such positions or policies have been publicly disseminated by the Staff of the SEC or such positions or policies, in the judgment of the Initial Purchasers, represent the prevailing views of the Staff of the SEC. Such "Plan of Distribution" section shall also expressly permit the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Preferred Stock.

                 The Company shall use its best efforts to keep the Exchange Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by any Participating Broker-Dealer subject to the prospectus delivery requirements of the Securities Act for such period of time as is necessary to comply with applicable law in connection with any resale of the Exchange Preferred Stock; provided, however, that such period shall not exceed 180 days after the consummation of the Exchange Offer (or such longer period if extended pursuant to the last paragraph of Section 5 hereof) (the "Applicable Period").

                 If, prior to consummation of the Exchange Offer, either of the Initial Purchasers holds any Preferred Stock acquired by it and having the status of an unsold allotment in the initial distribution, the Company shall, upon the request of the Initial Purchasers, simultaneously with the delivery of the Exchange Preferred Stock in the Exchange Offer issue and deliver to the Initial Purchasers in exchange (the "Private Exchange") for such Preferred Stock held by the Initial Purchasers a like number of shares of Preferred Stock of the Company, that is identical in all material respects to the Exchange Preferred Stock (the "Private Exchange Preferred Stock") (and which is issued pursuant to the same Certificate of Designation as the Exchange Preferred Stock) except for the placement of a restrictive legend on such Private Exchange Preferred Stock. The Private Exchange Preferred Stock shall if permissible bear the same CUSIP number as the Exchange Preferred Stock.

                 Dividends on the Exchange Preferred Stock and the Private Exchange Preferred Stock will accumulate from the last dividend payment date on which dividends were paid on the Preferred Stock surrendered in exchange therefor or, if no dividends have been paid on the Preferred Stock, from the Issue Date.

                 In connection with the Exchange Offer, the Company shall:

                 (1) mail to each Holder a copy of the Prospectus forming part of the Exchange Registration Statement, together with an appropriate letter of transmittal and related documents;

                 (2) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

                 (3) permit Holders to withdraw tendered Preferred Stock at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer shall remain open; and

                 (4) otherwise comply in all material respects with all applicable laws, rules and regulations.

                 As soon as practicable after the close of the Exchange Offer or the Private Exchange, as the case may be, the Company shall:

                 (1) accept for exchange all Preferred Stock tendered and not validly withdrawn pursuant to the Exchange Offer or the Private Exchange;

                 (2) deliver to the Trustee for cancellation all Preferred Stock so accepted for exchange; and

                 (3) cause the Trustee to authenticate and deliver promptly to each Holder of Preferred Stock, Exchange Preferred Stock or Private Exchange Preferred Stock, as the case may be, the number of shares of the Preferred Stock of such Holder so accepted for exchange.

                 The Exchange Preferred Stock and the Private Exchange Preferred Stock are to be issued under (i) the Certificate of Designation or
(ii) a Certificate of

Designation identical in all material respects to the Certificate of Designation, which in either event shall provide that (1) the Exchange Preferred Stock shall not be subject to the transfer restrictions set forth in the Certificate of Designation and (2) the Private Exchange Preferred Stock shall be subject to the transfer restrictions set forth in the Certificate of Designation. The Certificate of Designation shall provide that the Exchange Preferred Stock, the Private Exchange Preferred Stock and the Preferred Stock shall vote and consent together on all matters as to which they have the right to vote or consent as one class and that none of the Exchange Preferred Stock, the Private Exchange Preferred Stock or the Preferred Stock will have the right to vote or consent as a separate class on any matter.

                 (c) If, (i) because of any change in law or in currently prevailing interpretations of the Staff of the SEC, the Company is not permitted to effect an Exchange Offer, (ii) the Exchange Offer is not consummated within 180 days after the Issue Date, (iii) any holder of Private Exchange Preferred Stock so requests at any time after the consummation of the Private Exchange, or (iv) any Holder (other than the Initial Purchaser) is not eligible to participate in the Exchange Offer, then the Company shall promptly deliver written notice thereof (the "Shelf Notice") to the Trustee and, in the case of clauses (i) and (ii) above, all Holders, in the case of clause (iii) above, the Holders of the Private Exchange Preferred Stock and, in the case of clause (iv) above, the affected Holder, and shall file a Shelf Registration pursuant to Section 3 hereof, provided, however, that in the case of clause
(iii) above such Holders shall pay all reasonable registration expenses of the Company as described in Section 6 hereof in connection with such Shelf Registration.

3.       Shelf Registration

                 If a Shelf Notice is delivered as contemplated by Section 2(c) hereof, then:

                 (a) Shelf Registration. The Company shall as promptly as reasonably practicable file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Transfer Restricted Preferred Stock (the "Shelf Registration"). If the Company shall not have yet filed an Exchange Registration Statement, the Company shall use its best efforts to file with the SEC the Shelf Registration on or prior to the Filing Date. The Shelf Registration shall be on Form S-3 or another appropriate form permitting registration of such Transfer Restricted Preferred Stock for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company shall not permit any securities other than the Transfer Restricted Preferred Stock to be included in the Shelf Registration, except to the extent that the Company is unable to obtain waivers of registration rights from the persons listed on Schedule A, which the Company shall use its best efforts to obtain.

                 The Company shall use its best efforts to cause the Shelf Registration to be declared effective under the Securities Act by the 120th day after the Preferred Stock Shelf Request and to keep the Shelf Registration continuously effective under the Securities Act until the date which is two years from the Issue Date, subject to extension pursuant to the last paragraph of Section 5 hereof, or such shorter period ending when all shares of Transfer Restricted Preferred Stock covered by the Shelf Registration have been sold in the manner set forth and as contemplated in the Shelf Registration or such Transfer Restricted Preferred Stock becomes eligible for resale without volume restrictions pursuant to Rule 144 and or the Securities Act.

                 (b) Withdrawal of Stop Orders. If the Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

                 (c) Supplements and Amendments. The Company shall promptly supplement and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested for such purpose by the Holders of a majority of the shares of the Transfer Restricted Preferred Stock covered by such Registration Statement or by any underwriter of such Transfer Restricted Preferred Stock.

4.       Additional Dividends

                 (a) The Company and the Initial Purchaser agree that the Holders of Transfer Restricted Preferred Stock will suffer damages if the Company fails to fulfill its obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company agrees to pay, as liquidated damages and as the sole and exclusive remedy therefor, additional dividends on the Preferred Stock ("Additional Dividends") under the circumstances and to the extent set forth below:

                 (i) if the Preferred Stock Exchange Offer Registration Statement or Preferred Stock Shelf Registration Statement is not filed within, in the case of the Preferred Stock Exchange Offer Registration Statement, 45 days following the Preferred Stock Issue Date or, in the case of the Preferred Stock Shelf

         Registration Statement, within 45 days following a Preferred Stock Shelf Request, Preferred Stock Additional Dividends shall accrue on the Preferred Stock over and above the stated rate of 0.50% per annum for the first 30 days commencing on the 46th day after the Preferred Stock Issue Date or such Preferred Stock Shelf Request, respectively, such Additional Dividends increasing by an additional 0.50% per annum at the beginning of each subsequent 30-day period;

                 (ii) if the Preferred Stock Exchange Offer Registration Statement or Preferred Stock Shelf Registration Statement is not declared effective within, in the case of the Preferred Stock Exchange Offer Registration Statement, 120 days following the Preferred Stock Issue Date or, in the case of Preferred Stock Shelf Registration Statement, 120 days following a Preferred Stock Shelf Request, Additional Dividends shall accrue on the Preferred Stock over and above the stated Additional Dividends at a rate of 0.50% per annum for the first 30 days commencing on the 121st day after the Preferred Stock Issue Date or such Preferred Stock Shelf Request, respectively, such Additional Dividends increasing by an additional 0.50% per annum at the beginning of each subsequent 30-day period; or

                 (iii) if (A) the Company has not exchanged all Preferred Stock validly tendered in accordance with the terms of the Preferred Stock Exchange Offer on or prior to 180 days after the Preferred Stock Issue Date or (B) the Preferred Stock Exchange Offer Registration Statement ceases to be effective at any time prior to the time that the Preferred Stock Exchange Offer is consummated or (C) if applicable, the Preferred Stock Shelf Registration Statement has been declared effective and such Preferred Stock Shelf Registration Statement ceases to be effective at any time prior to the second anniversary of the Preferred Stock Issue Date (unless all the Preferred Stock has been sold thereunder), then Additional Dividends shall accrue on the Preferred Stock over and above the stated Additional Dividends at a rate of 0.50% per annum for the first 30 days commencing on (x) the 181st day after the Preferred Stock Issue Date with respect to the Preferred Stock validly tendered and not exchanged by the Company, in the case of (A) above, or (y) the day the Preferred Stock Exchange Offer Registration Statement ceases to be effective or usable for its intended purpose in the case of (B) above, or (z) the day such Preferred Stock Shelf Registration Statement ceases to be effective in the case of (C) above, such Additional Dividends increasing by an additional 0.50% per annum at the beginning of each subsequent 30- day period.

provided, however, that the Additional Dividends on the Preferred Stock may not exceed in the aggregate 2.0% per annum; and provided, further, that (1) upon the filing of the Preferred Stock Exchange Offer Registration Statement or Preferred Stock Shelf Registration Statement (in the case of clause (i) above),
(2) upon the effectiveness of the Preferred Stock Exchange Offer Registration Statement or Preferred Stock Shelf Registration Statement (in the case of (ii) above), or (3) upon the exchange of Exchange Preferred Stock for all Preferred Stock tendered (in the case of clause (iii)(A) above), or upon the effectiveness of the Preferred Stock Exchange Offer Registration Statement which had ceased to remain effective (in the case of clause (iii)(B) above), or upon the effectiveness of the Preferred Stock Shelf Registration Statement which had ceased to remain effective (in the case of clause (iii)(C) above), Additional Dividends on the Preferred Stock as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue.

                 (b) The Company shall notify the Paying Agent within one business day after each and every date on which an event occurs in respect of which Additional Dividends are required to be paid (an "Event Date"). The Company shall pay the Additional Dividends due on the Transfer Restricted Preferred Stock by depositing with the Paying Agent (which shall not be the Company for these purposes) for the Transfer Restricted Preferred Stock, in trust, for the benefit of the holders thereof, prior to 11:00 A.M. on the next dividend payment date specified by the Certificate of Designation (or such other certificate of designation), sums or shares of the Preferred Stock, as the case may be, sufficient to pay the Additional Dividends then due. Any amounts of Additional Dividends due pursuant to clauses (a)(i), (a)(ii) or
(a)(iii) of this Section 4 will be payable to the Holders of affected Preferred Stock in cash or shares of the Preferred Stock, as the case may be, quarterly on each dividend payment date specified by the Certificate of Designation (or such other certificate of designation) to the record holders entitled to receive the dividend payment to be made on such date, commencing with the first such date occurring after any such Additional Dividends commence to accrue.
The amount of Additional Dividends will be determined by multiplying the applicable Additional Dividends rate by the liquidation preference of the affected Transfer Restricted Preferred Stock of such Holders, multiplied by a fraction, the numerator of which is the number of days such Additional Dividends rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360.

5.       Registration Procedures

                 In connection with the filing of any Registration Statement pursuant to Sections 2 or 3 hereof, the Company shall effect such registration(s) to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Company hereunder, the Company shall:

                 (a) Prepare and file with the SEC prior to the Filing Date a Registration Statement or Registration Statements as prescribed by Sections 2 or 3 hereof, and use its best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that, if (1) such filing is pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Preferred Stock during the Applicable Period, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall, if requested in writing, furnish to and afford the Holders of the Transfer Restricted Preferred Stock covered by such Registration Statement or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least three business days prior to such filing). The Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document under the immediately preceding sentence, if the Holders of a majority in aggregate principal amount of the Transfer Restricted Preferred Stock covered by such Registration Statement, or any such Participating Broker-Dealer, as the case may be, their counsel, or the managing underwriters, if any, shall object directly to the Company in writing, which writing shall set forth a reasonable basis for such objection.

                 (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration or Exchange Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period or until consummation of the Exchange Offer, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus; the Company shall be deemed not to have used its best efforts to keep a Registration Statement effective during the Applicable Period if it voluntarily takes any action that would result in selling Holders of the Transfer Restricted Preferred Stock covered thereby or Participating Broker-Dealers seeking to sell Exchange Preferred Stock not being able to sell such Transfer Restricted Preferred Stock or such Exchange Preferred Stock during that period unless such action is required by applicable law or unless the Company complies with this Agreement, including, without limitation, the provisions of paragraph 5(k) hereof and the last paragraph of this Section 5.

                 (c)      If (1) a Shelf Registration is filed pursuant to
         Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Preferred Stock during the Applicable Period, notify the selling Holders of Transfer Restricted Preferred Stock, or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, promptly (but in any event within two business days), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Company, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a Prospectus is required by the Securities Act to be delivered in connection with sales of the Transfer Restricted Preferred Stock or resales of Exchange Preferred Stock by Participating Broker-Dealers the representations and warranties of the Company contained in any agreement (including any underwriting agreement), contemplated by Section 5(n) hereof cease to be true and correct, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Transfer Restricted Preferred Stock or the Exchange Preferred Stock to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and
         (vi) of the determination by the Company that a post-effective amendment to a Registration Statement would be appropriate.

                 (d) Use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Transfer Restricted Preferred Stock or the Exchange Preferred Stock for sale in any jurisdiction, and, if any such order is issued, to use its best efforts to obtain the withdrawal of any such order at the earliest possible moment.

                 (e) If a Shelf Registration is filed pursuant to Section 3 hereof and if requested by the managing underwriter or underwriters (if any), or the Holders of a majority in aggregate principal amount of the Transfer Restricted Preferred Stock being sold in connection with an underwritten offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any), such Holders, or counsel for any of them reasonably request to be included therein,
         (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to such Registration Statement.

                 (f)      If (1) a Shelf Registration is filed pursuant to
         Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Preferred Stock during the Applicable Period, furnish to each selling Holder of Transfer

         Restricted Preferred Stock and to each such Participating Broker-Dealer who so requests and to counsel and each managing underwriter, if any, at the sole expense of the Company, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

                 (g)      If (1) a Shelf Registration is filed pursuant to
         Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Preferred Stock during the Applicable Period, deliver to each selling Holder of Transfer Restricted Preferred Stock, or each such Participating Broker-Dealer, as the case may be, their respective counsel, and the underwriters, if any, at the sole expense of the Company, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Transfer Restricted Preferred Stock or each such Participating Broker-Dealer, as the case-may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Transfer Restricted Preferred Stock covered by, or the sale by Participating Broker-Dealers of the Exchange Preferred Stock pursuant to, such Prospectus and any amendment or supplement thereto.

                 (h) Prior to any public offering of Transfer Restricted Preferred Stock or any delivery of a Prospectus contained in the Exchange Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Preferred Stock during the Applicable Period, to use its best efforts to register or qualify such Transfer Restricted Preferred Stock (and to cooperate with selling Holders of Transfer Restricted Preferred Stock or each such Participating Broker-Dealer, as the case may be, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Transfer Restricted Preferred Stock) for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters reasonably request in writing; provided, however, that where Exchange Preferred Stock held by Participating Broker-Dealers or Transfer Restricted Preferred

         Stock are offered other than through an underwritten offering, the Company agrees to cause their counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Preferred Stock held by Participating Broker-Dealers or the Transfer Restricted Preferred Stock covered by the applicable Registration Statement; provided, however, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

                 (i) If a Shelf Registration is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Transfer Restricted Preferred Stock and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Preferred Stock to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Transfer Restricted Preferred Stock to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request.

                 (j) Use its best efforts to cause the Transfer Restricted Preferred Stock covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders thereof or the underwriter or underwriters, if any, to dispose of such Transfer Restricted Preferred Stock, except as may be required solely as a consequence of the nature of a selling Holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

                 (k)      If (1) a Shelf Registration is filed pursuant to
         Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Preferred Stock during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 5(a) hereof) file with the SEC, at the sole expense of the

         Company, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Transfer Restricted Preferred Stock being sold thereunder or to the purchasers of the Exchange Preferred Stock to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that this Section 5(k) shall not be deemed to require the Company to disclose any information that, in the good faith opinion of the management of the Company, is not yet required to be disclosed and would not be in the best interests of the Company to disclose, so long as the Company complies with all applicable laws and government regulations and the last paragraph of this Section 5.

                 (l) Prior to the effective date of the first Registration Statement relating to the Transfer Restricted Preferred Stock, provide a CUSIP number for the Transfer Restricted Preferred Stock or Exchange Preferred Stock, as the case may be.

                 (m) In connection with any underwritten offering initiated by the Company of Transfer Restricted Preferred Stock pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of securities similar to the Preferred Stock and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to facilitate the registration or the disposition of such Transfer Restricted Preferred Stock and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Company and its respective subsidiaries and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by Company to underwriters in underwritten offerings of securities similar to the Preferred Stock, and confirm the same in writing if and when requested; (ii) obtain the written opinion of counsel to the Company and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings of securities similar to the Preferred Stock and such other matters as may be reasonably requested by the managing underwriter or underwriters; (iii) obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of any of the Company or of any business acquired by any of the Company for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of securities similar to the Preferred Stock and such other matters as reasonably requested by the managing underwriter or underwriters; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Transfer Restricted Preferred Stock covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

                 (n)      If (1) a Shelf Registration is filed pursuant to
         Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Preferred Stock during the Applicable Period, make available for inspection by any selling Holder of such Transfer Restricted Preferred Stock being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Transfer Restricted Preferred Stock, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and instruments of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its respective subsidiaries to make available for inspection all information reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Company determine, in good faith, to be confidential and any Records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction,
         (iii) disclosure of such information is, in the opinion of counsel (a copy of which shall be delivered to the Company) for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agreement, or any transactions contemplated hereby or arising hereunder, or (iv) the information in such Records has been made generally available to the public. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such information is generally available to the public. Each selling Holder of such Transfer Restricted Preferred Stock and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company to undertake appropriate action to prevent disclosure of the Records deemed confidential at the Company's sole expense.

                 (o) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Transfer Restricted Preferred Stock are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

                 (p) If an Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Transfer Restricted Preferred Stock by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Preferred Stock or the Private Exchange Preferred Stock, as the case may be, the Company shall mark, or cause to be marked, on such Transfer Restricted Preferred Stock that such Transfer Restricted Preferred Stock is being cancelled in exchange for the Exchange Preferred Stock or the Private Exchange Preferred Stock, as the case may be; in no event shall such Transfer Restricted Preferred Stock be marked as paid or otherwise satisfied.

                 (q) Cooperate with each seller of Transfer Restricted Preferred Stock covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Transfer Restricted Preferred Stock and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

                 (r) Use its best efforts to take all other steps necessary or advisable to effect the registration of the Transfer Restricted Preferred Stock covered by a Registration Statement contemplated hereby.

                 The Company may require each seller of Transfer Restricted Preferred Stock as to which any Registration Statement is being effected to furnish to the Company such information regarding such seller and the distribution of such Transfer Restricted Preferred Stock as the Company may, from time to time, reasonably request. The Company may exclude from such Registration Statement the Transfer Restricted Preferred Stock of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading.

                 Each Holder of Transfer Restricted Preferred Stock and each Participating Broker-Dealer agrees by acquisition of such Transfer Restricted Preferred Stock or Exchange Preferred Stock to be sold by such Participating Broker-Dealer, as the case may be, that, upon actual receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v), or 5(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Transfer Restricted Preferred Stock or Exchange Preferred Stock, as the case may be, covered by such Registration Statement or Prospectus to be sold by such Holder or Participating Broker-Dealer, as the case may be, until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event the Company shall give any such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Preferred Stock covered by such Registration Statement or Exchange Preferred Stock to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or (y) the Advice. In the event the Company does not give any such notice within five business days, each

Holder shall return such Registration Statement or Prospectus to the Company or destroy all copies of such Registration Statement or Prospectus; and if so requested by the Company, shall certify that all copies of the Registration Statement or Prospectus were destroyed.

6.       Registration Expenses

                 (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings with the SEC, (B) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (C) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of the Company's counsel in connection with Blue Sky qualifications of the Transfer Restricted Preferred Stock or Exchange Preferred Stock and determination of the eligibility of the Transfer Restricted Preferred Stock or Exchange Preferred Stock for investment under the laws of such jurisdictions (x) where the holders of Transfer Restricted Preferred Stock are located, in the case of the Exchange Preferred Stock, or (y) as provided in Section 5(h) hereof, in the case of Transfer Restricted Preferred Stock or Exchange Preferred Stock to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Transfer Restricted Preferred Stock or Exchange Preferred Stock in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriter or underwriters, if any, by the Holders of a majority in aggregate principal amount of the Transfer Restricted Preferred Stock included in any Registration Statement or sold by any Participating Broker-Dealer, as the case may be, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) fees and disbursements of all independent certified public accountants referred to in Section 5(n)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance by or incident to such performance), (vi) rating agency fees, if any, and any fees associated with making the Transfer Restricted Preferred Stock or Exchange Preferred Stock eligible for trading through The Depository Trust Company,
(vii) Securities Act liability insurance, if the Company desires such insurance, (viii) fees and expenses of all other Persons retained by the Company, (ix) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties), (x) the expense of any annual audit, (ix) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange or any inter-dealer quotation system, if applicable, and (xii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement.

                 (b) The Company shall reimburse the Holders of the Transfer Restricted Preferred Stock being registered in a Shelf Registration for the reasonable fees and disbursements of not more than one counsel chosen in writing by the Holders of a majority in aggregate principal amount of the Transfer Restricted Preferred Stock to be included in such Registration Statement. In addition, the Company, shall reimburse the Initial Purchasers for 50% (but not more than $10,000 or such other amount as may be mutually agreed to by the Initial Purchasers and the Company) of the reasonable fees and expenses of one counsel in connection with the Exchange Offer which shall be White & Case, and shall not be required to pay any other legal expenses of the Initial Purchaser in connection therewith.

                 7. Indemnification. (a) The Company agrees to indemnify and hold harmless each Holder of Transfer Restricted Preferred Stock offered pursuant to a Shelf Registration Statement and each Participating Broker-Dealer selling Exchange Preferred Stock during the Applicable Period, the affiliates, directors, officers, agents, representatives and employees of each such Person or its affiliates, and each other Person, if any, who controls any such Person or its affiliates within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant") from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement pursuant to which the offering of such Transfer Restricted Preferred Stock or Exchange Preferred Stock, as the case may be, is registered (or any amendment thereto) or related Prospectus (or any amendments or supplements thereto) or any related preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be required to indemnify a Participant if (i) such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of such Participant expressly for use therein or (ii) if such Participant sold to the person asserting the claim the Transfer Restricted Preferred Stock or Exchange Preferred Stock which is the subject of such claim and such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto and the Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and such Participant failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Transfer Restricted Preferred Stock or Exchange Preferred Stock sold to such Person if required by applicable laws, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 5 of this Agreement.

                 (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless the Company, its respective directors, officers, agents, representatives, employees and each Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Participant, but only (i) with reference to information furnished to the Company in writing by or on behalf of such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus or (ii) with respect to any untrue statement or representation made by such Participant in writing to the Company.

                 (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person shall have the right to retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the Indemnifying Person shall not relieve it of any obligation or liability which it may have hereunder or otherwise (unless and only to the extent that such failure results in the loss or compromise of any material rights or defenses by the Indemnifying Person). In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person shall have failed within a reasonable period of time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that, unless there exists a conflict among Indemnified Persons, the Indemnifying Person shall not, in connection with any one such proceeding or separate but substantially similar related proceeding in the same jurisdiction arising out of the same general allegations, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed promptly as they are incurred. Any such separate firm for the Participants and such control Persons of Participants shall be designated in writing by Participants who sold a majority in interest of Transfer Restricted Preferred Stock and Exchange Preferred Stock sold by all such Participants and any such separate firm for the Company, its directors, their officers and such control Persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its prior written consent, but if settled with such consent or if there be a final non-appealable judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, the Indemnifying Person agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnified Person.

                 (d) If the indemnification provided for in Sections 7(a) and 7(b) hereof is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect (i) the relative benefits received by the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other from the offering of the Preferred Stock or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Participant or such other Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

                 (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Participants were treated as one entity for such purposes) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Transfer Restricted Preferred Stock or Exchange Preferred Stock, as the case may be, exceeds the amount of any damages that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                 (f) The indemnity and contribution agreements contained in this Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

                 8. Rules 144 and 144A. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Transfer Restricted Preferred Stock, make publicly available annual reports and such information, documents and other reports of the type specified in Sections 13 and 15(d) of the Exchange Act. The Company further covenants for so long as any Transfer Restricted Preferred Stock remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Preferred Stock in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Preferred Stock from such Holder or beneficial owner the information required by Rule 144(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Preferred Stock pursuant to Rule 144A.

                 9. Underwritten Registrations. If any of the Transfer Restricted Preferred Stock covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Preferred Stock included in such offering and reasonably acceptable to the Company.

                 No Holder of Transfer Restricted Preferred Stock may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Preferred Stock on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

                 10. Miscellaneous. (a) No Inconsistent Agreements. The Company has not entered, as of the date hereof, and the Company shall not, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Transfer Restricted Preferred Stock in this Agreement or otherwise conflicts with the provisions hereof. Other than as provided in Schedule A attached hereto, the Company has not entered and none of the Company will enter into any agreement with respect to any of its securities which will grant to any Person piggy-back registration rights with respect to a Registration Statement.

                 (b) Adjustments Affecting Transfer Restricted Preferred Stock. The Company shall not, directly or indirectly, take any action with respect to the Transfer Restricted Preferred Stock as a class that would adversely affect the ability of the Holders of Transfer Restricted Preferred Stock to include such Transfer Restricted Preferred Stock in a registration undertaken pursuant to this Agreement.

                 (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Holders of not less than a majority in aggregate principal amount of the then outstanding Transfer Restricted Preferred Stock. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Transfer Restricted Preferred Stock whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Transfer Restricted Preferred Stock may be given by Holders of at least a majority in aggregate principal amount of the Transfer Restricted Preferred Stock being sold by such Holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

                 (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

                          1. if to a Holder of the Transfer Restricted Preferred Stock or any Participating Broker- Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the Indenture, with a copy in like manner to the Initial Purchaser as follows:

                                  NatWest Capital Markets Limited
                                  135 Bishopsgate
                                  London, EC2M 3XT
                                  United Kingdom
                                  Attention:  Roger Hoit

                 with a copy to:

                                  White & Case
                                  1155 Avenue of the Americas
                                  New York, NY  10036
                                  Facsimile No:  (212) 354-8113
                                  Attention:  Timothy B. Goodell, Esq.

                          2. if to the Initial Purchaser, at the addresses\ specified in Section 10(d)(1);

                          3.      if to the Company, as follows:

                                  Source Media, Inc.
                                  8140 Walnut Mill Lane

                                  Suite 1000
                                  Dallas, TX  75231
                                  Attention:  Maryann Walsh, Esq.

                 with a copy to:

                                  Thompson & Knight, P.C.
                                  1700 Pacific Avenue
                                  Suite 3300
                                  Dallas, TX  75201
                                  Attention:  Michael L. Bengtson, Esq.

                 All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

                 (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign holds Registerable Preferred Stock.

                 (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                 (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

                 (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

                 (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                 (j) Preferred Stock Held by the Company or Their Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registerable Preferred Stock is required hereunder, Registerable Preferred Stock held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                 (k) Third Party Beneficiaries. Holders of Registerable Preferred Stock and Participating Broker-Dealers are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

                 IN WITNESS WHEREOF, the parties have executed the Agreement as of the date first written above.


                                              Company:

                                              SOURCE MEDIA, INC.


                                              By: /s/ MICHAEL G. PATE
                                                 ------------------------------
                                                 Name: Michael G. Pate
                                                 Title: Chief Financial Officer



The foregoing Agreement is
hereby confirmed and accepted
as of the date first above
written:


NATWEST CAPITAL MARKETS LIMITED


By: /s/ N. COULBECK
   ----------------------------
   Name: NB Coulbeck
   Title: Director



PRUDENTIAL SECURITIES INCORPORATED


By: /s/ CHRISTOPHER J. BARBER
   ----------------------------
   Name: Christopher J. Barber
   Title: Managing Director

                                                                      SCHEDULE A




                         Piggy-Back Registration Rights

                                                                      SCHEDULE B




           Adjustments Reflecting Transfer Restricted Preferred Stock